                               BANK OF AMERICA, FSB,

                                    as Assignor,

                                        and

                              GREENPOINT CREDIT CORP.,

                                    as Assignee,


                        ASSIGNMENT AND ASSUMPTION AGREEMENT


                           Dated as of September 30, 1998

                         ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "Agreement") is executed as of September 30, 1998, by and between BANK OF AMERICA FSB, acting through its division, BANKAMERICA HOUSING SERVICES, ("Assignor") and GREENPOINT CREDIT CORP., a Delaware corporation ("Assignee").

     WHEREAS, Assignor is a party to those certain Pooling and Servicing Agreements, Subservicing Agreements and Administrative Agency Agreements indicated on Schedule II attached hereto (the "Servicer Agreements"), pursuant to which the Assignor, in its capacity as servicer, subservicer or administrative agent (in such capacity, the "Servicer") under such Servicer Agreements, has agreed to service certain manufactured housing installment loan contracts as specified therein.

     WHEREAS, BankAmerica Corporation, a Delaware corporation and GreenPoint Bank, a New York chartered savings bank ("GreenPoint"), are parties to that certain Stock Purchase Agreement dated as of April 11, 1998 (as amended, restated or modified from time to time, the "Stock Purchase Agreement"), pursuant to which GreenPoint will acquire all assets and liabilities (including, in accordance with the terms hereof, Assignor's rights and obligations as Servicer under the Servicer Agreements) relating to the manufactured housing lending business of BankAmerica Housing Services, other than certain excluded assets and certain excluded liabilities, pursuant to a stock transfer or similar transaction. The Assignee is an operating subsidiary of GreenPoint.

     WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreement, Assignor seeks to assign and transfer all of its rights and obligations as Servicer under the Servicer Agreements to Assignee and Assignee seeks to succeed to all of such rights and assume all of such obligations on the terms and conditions hereinafter set forth.

     WHEREAS, in order to effectuate the assignment and assumption contemplated hereunder, the consent of the parties listed on Schedule I attached hereto (the "Consenting Parties") is required, and the Consenting Parties are willing to consent on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Assignor hereby assigns and transfers to Assignee, and Assignee hereby accepts and assumes, all of Assignor's rights, duties, commitments and obligations as Servicer under the Servicer Agreements, including, but not limited to, any of Assignor's rights, duties, commitments and obligations with respect to administration and compliance of the trust fund or funds created thereunder in accordance with the "real estate mortgage investment conduit" rules and regulations of the Internal Revenue Code of 1986, as amended.

     2. The Consenting Parties hereby approve of, and consent to, the assignment and assumption set forth in paragraph 1 hereof. The Consenting Parties hereby release Assignor from any and all obligations and liabilities in its capacity as Servicer under or in connection with the Servicer Agreements that arise on or after the Effective Date of this Agreement.

     3. All claims against and liabilities of the Servicer under the Servicer Agreements incurred on or before the Effective Date shall be the responsibility of Assignor and all claims against and liabilities of the Servicer under the Servicer Agreements incurred after the Effective Date shall be the responsibility of Assignee.

     4. This Agreement shall be effective on the later of (i) the date upon which the opinion substantially in the form of Exhibit A attached hereto has been delivered and all of the Consenting Parties have consented to this Agreement or (ii) the date of the closing of the transactions contemplated by the Stock Purchase Agreement, which is currently expected to be September 30, 1998 (the "Effective Date").

     5. The Assignee agrees that all fees and reimbursements due and owing to the Servicer under the Servicer Agreements (including, but not limited to, reimbursement of any advances made by the Servicer pursuant to the terms of the Servicer Agreements and the right to any servicing fee) prior to the Effective Date but remaining outstanding after the Effective Date shall be paid or reimbursed to the Assignor in accordance with the terms of the Servicer Agreements.

     6. The Assignee agrees that it will endeavor to ensure that the ratings on any security (including any asset-backed security) issued pursuant to or in connection with the Servicer Agreements where the Assignor or any of its affiliates originated the related contracts will not be downgraded as a result of or in connection with the Assignee's servicing activities. Notwithstanding the foregoing, the Assignee shall not be required to obtain any credit enhancement to prevent such downgrade if such credit enhancement is unrelated to the Assignee's servicing activities.

     7. The parties hereto agree that nothing herein shall be deemed to be an assignment of the Assignor's rights and obligations as a Contract Seller (as such term is defined in the Servicer Agreements) under the Servicer Agreements or the Assignor's rights as a certificateholder under the Servicer Agreements.

     8. Each of Assignor and Assignee agrees to indemnify the other for any responsibilities under paragraph 3 above and for any other breach of the terms of this Agreement.

     9. This Agreement shall be governed by California law. This Agreement constitutes the complete agreement of the parties relating to the subject matter hereof and supersedes any prior agreements or understandings. This Agreement may not be amended unless agreed upon in writing by the parties. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute but one and the same instrument. The provisions of this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Agreement as of the date first written above.

BANK OF AMERICA, FSB, acting
through its division, BANKAMERICA
HOUSING SERVICES, as Assignor


By:       /S/ Bank of America, FSB
      ---------------------------------
Its:
      ------------------------------

GREENPOINT CREDIT CORP., as Assignee


By:       /S/ GreenPoint Credit Corp.
      ---------------------------------
Its:
      ------------------------------

25 Broadway                                           Standard & Poor's
New York, New York 10004-1064                         A Division of The McGraw-
Tel: 212/208-8000                                     Hill Companies
Fax: 212-208-0030


                            September 30, 1998




Bank of America, FSB
315 Montgomery Street, 12th Floor
San Francisco, CA 94104

GreenPoint Bank
90 Park Avenue, 4th Floor
New York, NY 10016

RE:  ASSIGNMENT OF SERVICING DUTIES FROM BANK OF AMERICA, FSB TO
     GREENPOINT CREDIT

Ladies and Gentlemen:

Reference is made to the Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of April 11, 1998 by and between BankAmerica Corporation, a Delaware corporation ("BankAmerica"), and GreenPoint Bank, a New York chartered savings bank ("GreenPoint"), for the sale of the operating division of BankAmerica Housing Services, a division of Bank of America, FSB ("BAFSB"), to GreenPoint Credit Corporation, a Delaware corporation ("GreenPoint Credit"), a wholly owned subsidiary of GreenPoint. BankAmerica is the parent corporation of BAFSB. Reference is further made to each of the Pooling and Servicing Agreements (each, a "Pooling Agreement") described in each Assignment and Assumption Agreement (each, an "Assignment Agreement") between BAFSB and GreenPoint Credit.

In connection with the transactions contemplated by the Stock Purchase Agreement and under the terms of each Assignment Agreement, BAFSB will assign and transfer all of its rights and obligations as servicer under each Pooling Agreement to Greenpoint Credit and Greenpoint Credit will agree to succeed to all of such rights and assume all of such obligations of BAFSB as servicer under each Pooling Agreement. Pursuant to the terms of the certificates issued under each such Pooling Agreement as to which Standard and Poor's ("S&P") assigned a rating, no servicing transfer may take place unless S&P agrees that the then-current credit rating of any of such certificates will not be withdrawn or downgraded as a result of such servicing transfer.

                                                             September 30, 1998
                                                                         Page 2

The transfer of such servicing duties by BAFSB to GreenPoint Credit will not result in a withdrawal or downgrade of the ratings assigned to any of the certificates.

Standard & Poor's affirmation of the ratings contained in this letter only addresses the effect of the proposed changes on the last rating assigned by Standard & Poor's to the securities referenced above. Rating affirmation does not address the effect of such changes on the rights or interests of holders of the securities under the documents or whether such changes are permitted by the terms of the documents.

We are pleased to have been of assistance to you in this matter. If you have any questions, or if we may be of further help, please do not hesitate to contact us.

                                        Very truly yours,

                                        /S/  Joseph F. Sheridan

                                        Joseph F. Sheridan
                                        Managing Director

                                                      Moody's Investors Service
                                                      99 Church Street
                                                      New York, New York 10007


September 30, 1998


Bank of America, FSB
315 Montgomery Street, 12th Floor
San Francisco, CA 94104

GreenPoint Bank
90 Park Avenue, 4th Floor
New York, NY 10016

The First National Bank of Chicago
Corporation Trust Department
One North State Street, 9th Floor
Chicago, IL 60670

Sumitomo Bank of New York Trust Company
Two World Financial Center
225 Liberty Street, 35th Floor
New York, NY 10281

Wilmington Trust Company
1105 North Market Street
Rodney Square North
Wilmington, DE 19805

     Re: Assignment of Servicing from Bank of America, FSB to GreenPoint Credit Corporation Assignment and Assumption Agreement, dated and effective as of September 30, 1998, by and between Bank of America FSB, acting through its division, BankAmerica Housing Services, as Assignor and GreenPoint Credit Corporation, as Assignee

Dear Sirs,

     Please be advised that, as of this date, Moody's Investors Service will not downgrade or withdraw the outstanding ratings on any of the securities issued under each Pooling and Servicing Agreement listed on Attachment A hereto, solely as a result of the assignment of servicing rights contemplated by the captioned agreement.

                                        Sincerely,

                                        /S/ David Capar

                                        David Caspar
                                        Analyst

                                     EXHIBIT A
                                     ---------

Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1988J, dated as of September 1, 1988 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1988P, dated as of December 1, 1988 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1989C, dated as of May 1, 1989 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and Sumitomo Bank of New York Company, as Trustee.

Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1989E, dated as of September 1, 1989 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1989G, dated as of November 1, 1989 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1990A, dated as of March , 1, 1990 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1990C, dated as of June 1, 1990 between Merrill Lunch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-1, dated as of May 1, 1995 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, a Division of Bank of America, FSB, Contract Seller and Servicer, Security Pacific Housing Services, Inc., as Contract Seller and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1, dated as of November 1, 1995 between Greenwich Capital Acceptance, Inc., as Depositor, BankAmerica Housing Services, a Division of Bank of America, FSB, as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates, Series 1996-1, dated as of June 1, 1996 between Bank of America National Trust and Savings Association, as Contractor Seller, BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates, Series 1997-1, dated as of July 1, 1997 between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2, dated as of November 1, 1997 between Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates, Series 1998-1, dated as of March 1, 1998 between Bank of America National Trust and Savings Association, as Contract Seller, Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Pass-Through Certificates, Series 1990-1, dated as of September 1, 1990 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Pass-Through Certificates, Series 1991-1, dated as of May 1, 1991 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

Administrative Agency Agreement, dated as of August 22, 1991 between, Security Pacific Housing Services, Inc., as Issuer's Agent and Manufactured Housing Residual Interest Trust, 1991-1, a business trust established under the laws of the State of Delaware (the "Trust" or "Issuer").

FITCH IBCA
The International Rating Agency



                                        August 26, 1998




Mr. Martin Howard
Orrick, Herrington & Sutcliffe
777 S. Figueroa Street
Suite 3200
Los Angeles, CA 90017

Dear Mr. Howard:

     Fitch IBCA, Inc. affirms the ratings assigned to the referenced securities indicated on Exhibit A attached hereto. The transfer of the servicing function from Bank of America FSB to Greenpoint Credit Corp. will not in and of itself adversely affect these ratings.

     It is important that you provide us with all information that may be material to the rating so that our ratings continue to be accurate. Ratings may be changed, withdrawn, suspended or placed on RatingAlert due to changes in, additions to or the inadequacy of information.

     We are pleased to have had the opportunity to be of service to you. If we can be of further assistance, please contact me at (212) 908-0633 or by facsimile at (212) 344-1986.

                                        Sincerely,

                                        /S/ Glenn Costello


                                        Glenn Costello
                                        Managing Director


FITCH IBCA, Inc.                                                   212-908-0500
One State Street Plaza
New York, NY 10004

FITCH IBCA
The International Rating Agency


EXHIBIT A


Greenwich Capital Acceptance, Inc. Manufactured Housing Contract
Senior/Subordinate Pass-Through Certificates, Series 1995-BA1
$102,045,000 Classes A1 - A-3 - "AAA"
$ 10,643,000 Class A4 - "AA-"
$  8,138,000 Class B1 - "BBB"
$  4,383,123 Class B2 - "BB"

BankAmerica Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996-1
$200,929,000 Classes A1 - A6 - "AAA"
$ 20,891,000 Class A7 - "AA-"
$ 15,361,000 Class B1 - "BB"
$  8,604,417 Class B2 - "B"

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates, Series 1997-1
$216,145,000 Classes A1 - A9 - "AAA"
$ 22,270,000 Class M - "AA-"
$ 15,719,999 Class B1 - "BBB"
$  7,860,275 Class B2 - "BB"

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2
$380,500,000 Classes A2 - A10 - "AAA"
$ 41,250,000 Class M - "AA"
$ 32,500,000 Class B1 - "BBB"

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates, Series 1998-1
$734,260,000 Class A - "AAA"
$ 67,158,000 Class M - "AA-"
$ 53,727,000 Class B1 - "BBB"
$ 40,295,092 Class B2 - "BB"

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates, Series 1998-2
$562,505,000 Classes A1 - A7 - "AAA"
$ 51,449,000 Class M - "AA-"
$ 41,159,000 Class B1 - "BBB"
$ 30,869,617 Class B2 - "BB"

DCR                                                             17 State Street
Duff & Phelps Credit Rating Co.                        New York, New York 10004
                                                                 (212)-908-0200
                                                             Fax (212) 908-0222



                                  17 August 1998



U.S. Bank Trust National Association
Corporate Trust Administration
Attention:  Tammy Schultz-Fugh
180 East 5th Street, 2nd Floor
St. Paul, MN 55101

RE: ASSIGNMENT OF SERVICING DUTIES IN DLJ MORTGAGE CAPITAL MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, SERIES 1992-1

Dear Ms. Schultz-Fugh:

DCR is aware that, pursuant to a Stock Purchase Agreement, dated 11 April 1993, by and between BankAmerica Corporation (BankAmerica) and GreenPoint Bank (GreenPoint), GreenPoint will acquire all assets and liabilities relating to the manufactured housing lending business of BankAmerica Housing Services (BAHS), including all BAHS's rights and obligations as Servicer under the Pooling and Servicing Agreement related to the transaction referenced above. DCR also is aware that BAHS and GreenPoint Credit Corp. (GreenPoint Credit), a wholly-owned subsidiary of GreenPoint, will execute an Assignment and Assumption of Servicing Agreement on or around 1 September 1998.

DCR must acknowledge that it will not withdraw or downgrade the Certificates of the transaction referenced above on account of the assignment and assumption of servicing duties, pursuant to Section 8.07 of the Pooling and Servicing Agreement.

With this letter, DCR hereby acknowledges that it is aware of the pending assignment and assumption of servicing duties from BAHS to GreenPoint Credit, and it will not withdraw or downgrade the Certificates of the transaction referenced above on account of such assignment and assumption of servicing duties.

Sincerely,

/S/ Duff & Phelps Credit Rating Co.

DUFF & PHELPS CREDIT RATING CO.



            CHICAGO             NEW YORK       LONDON         HONG KONG

Consented and agreed to as of
the date first written above:

MERRILL LYNCH MORTGAGE INVESTORS, INC.,
as the Company


By:     /S/ Merrill Lynch Mortgage Investors, Inc.
        ------------------------------------------
Name:
        ------------------------------------------
Title:
        ------------------------------------------

Consented and agreed to as of
the date first written above:

THE FIRST NATIONAL BANK OF CHICAGO,
as the Trustee


By:     /S/ The First National Bank of Chicago
        ------------------------------------------
Name:
        ------------------------------------------
Title:
        ------------------------------------------

Consented and agreed to as of
the date first written above:

MBIA,
as the Surety


By:     /S/ MBIA
        -----------------------
Name:
      -------------------------
Title:
       ------------------------

Consented and agreed to as of
the date first written above:

SUMITOMO BANK OF NEW YORK TRUST COMPANY, as the Trustee


By:     /S/ Sumitomo Bank of New York Trust Company
        -------------------------------------------
Name:
       --------------------------------------------
Title:
       --------------------------------------------

Consented and agreed to as of
the date first written above:

SECURITY PACIFIC ACCEPTANCE CORP.,
as the Company under the related Pooling and Servicing Agreements


By:     /S/ Security Pacific Acceptance Corp.
      ---------------------------------------
Name:
      ---------------------------------------
Title:
       --------------------------------------

Consented and agreed to as of
the date first written above:

GREENWICH CAPITAL ACCEPTANCE, INC.
as the Depositor


By:      /S/ Greenwich Capital Acceptance, Inc.
       ----------------------------------------
Name:
      -----------------------------------------
Title:
       ----------------------------------------

Consented and agreed to as of
the date first written above:

BANKER'S TRUST COMPANY OF CALIFORNIA, N.A., as the Trustee


By:    /S/ Banker's Trust Company of California, N.A.
       ----------------------------------------------
Name:
       ----------------------------------------------
Title:
       ----------------------------------------------

Consented and agreed to as of
the date first written above:

DLJ MORTGAGE CAPITAL, INC.,
as the Company


By:     /S/ DLJ Mortgage Capital, Inc.
      ---------------------------------
Name:
      ---------------------------------
Title:
      ---------------------------------

Consented and agreed to as of
the date first written above:

U.S. BANK TRUST NATIONAL ASSOCIATION,
as the Trustee


By:    /S/ U.S. Bank Trust National Association
       ----------------------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

SECURITY PACIFIC HOUSING SERVICES, INC., as the holder of 100% of the Class R Certificates


By:    /S/ Security Pacific Housing Services, Inc.
       -------------------------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

WILMINGTON TRUST COMPANY,
as the Trustee


By:    /S/ Wilmington Trust Company
       ----------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

NATIONS CREDIT MANUFACTURED HOUSING CORP.,


By:    /S/ Nations Credit Manufactured Housing Corp.
       ---------------------------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

CONSENTING PARTY:

Chase Manhattan Bank and Trust Company, National Association
(formerly Chase Trust Company of California)


By:    /S/ Chase Manhattan Bank and Trust Company, National Association
       ----------------------------------------------------------------
Its:
       ---------------------------

CONSENTING PARTY:


By:
       ---------------------------
Its:
       ---------------------------


CONSENTING PARTY:


By:
       ---------------------------
Its:
       ---------------------------

Consented and agreed to as of
the date first written above:

PACIFIC INDEMNITY,

as the holder of $73,298,727.81 (72.47%) of the Class A Certificates


By:    /S/ Pacific Indemnity
       ---------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

MUTUAL OF OMAHA INSURANCE COMPANY,

as the holder of 5.59% of the 1987-1 Class A Certificates


By:    /S/ Mutual of Omaha Insurance Company
       -------------------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

SALKELD & CO.,

as the holder of $4,478,000.24 (4.43%) of the 1987-1 Class A Certificates


By:    /S/ Salkeld & Co.
       -----------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

CUNA MUTUAL LIFE INSURANCE COMPANY,

as the holder of 4% of the 1987-1 Class A Certificates
By:  CIMCO Inc.

By:    /S/ Cuna Mutual Life Insurance Company
       --------------------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

MODERN WOODMEN OF AMERICA,

as the holder of 3.46% of the 1987-1 Class A Certificates


By:    /S/ Modern Woodmen of America
       -----------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

HARE & CO.,

as the holder of 2,500,000 (2.47%) of the 1987-1 Class A Certificates


By:    /S/ Hare & Co.
       --------------
Name:
       -------------------
Title:
       -------------------

Consented and agreed to as of
the date first written above:

By:  MANUFACTURED HOUSING RESIDUAL INTEREST TRUST 1991-1,

as the holder of 100% of the 1987-1 Class B Certificates


               By:  WILMINGTON TRUST COMPANY,
                    as Trustee

                    By:   /S/ Wilmington Trust Company
                          ----------------------------
                    Name:
                           -----------------------
                    Title:
                           -----------------------

Consented and agreed to as of
the date first written above:

J ROMEO & CO.,

as the holder of 20,817,054.05 units (20%) of the 1988-1 Class A Certificates


By:    /S/ J. Romeo & Co.
       -------------------
Name:
       -------------------------
Title:
       -------------------------

Consented and agreed to as of
the date first written above:

SALKELD & CO.

as the holder of $18,204,513.77 (17.49%) of the 1988-1 Class A Certificates


By:    /S/ Salkeld & Co.
       -----------------
Name:
       -------------------------
Title:
       -------------------------

Consented and agreed to as of
the date first written above:

SALKELD & CO.

as the holder of $18,204,513.77 (17.49%) of the 1988-1 Class A Certificates


By:    /S/ Salkeld & Co.
       -----------------
Name:
       -------------------------
Title:
       -------------------------

Consented and agreed to as of
the date first written above:

MUTUAL OF OMAHA INSURANCE COMPANY,

as the holder of 12.78% of the 1988-1 Class A Certificates


By:    /S/ Mutual of Omaha Insurance Company
       -------------------------------------
Name:
       -------------------------
Title:
       -------------------------

Consented and agreed to as of
the date first written above:

UNITED OF OMAHA LIFE INSURANCE CO.,

as the holder of 11.12% of the 1988-1 Class A Certificates


By:    /S/ United of Omaha Life Insurance Co.
       -------------------------------------
Name:
       -------------------------
Title:
       -------------------------

Consented and agreed to as of
the date first written above:

NORTH AMERICAN CO.,

as the holder of 9.12% of the Class A Certificates

By:    /S/ North American Co.
       ----------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

MODERN WOODMEN OF AMERICA,

as the holder of 2% of the 1988-1 Class A Certificates


By:    /S/ Modern Woodmen of America
       -----------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Consented and agreed to as of
the date first written above:

By:  MANUFACTURED HOUSING RESIDUAL INTEREST TRUST 1991-1,

as the holder of 100% of the 1988-1 Class B Certificates

               By:  WILMINGTON TRUST COMPANY,
                    as Trustee

                    By:  /S/ Wilmington Trust Company
                         ----------------------------
                    Name:
                          -----------------------
                    Title:
                          -----------------------

Consented and agreed to as of
the date first written above:

By:  MANUFACTURED HOUSING RESIDUAL INTEREST TRUST 1991-1,

as the holder of 100% of the 1988-R Class B Certificates

               By:  WILMINGTON TRUST COMPANY,
                    as Trustee

                    By:  /S/ Wilmington Trust Company
                         ----------------------------
                    Name:
                          -----------------------
                    Title:
                          -----------------------

Consented and agreed to as of
the date first written above:

By:  MANUFACTURED HOUSING RESIDUAL INTEREST TRUST 1991-1

as the holder of 100% of the 1988-U Class B Certificates

               By:  WILMINGTON TRUST COMPANY,
                    as Trustee

                    By:  /S/ Wilmington Trust Company
                         ----------------------------
                    Name:
                          -----------------------
                    Title:
                          -----------------------

Consented and agreed to as of
the date first written above:

CHASE MANHATTAN BANK TRUST CO. OF CALIFORNIA

as the holder of $50,000,000 (54.95%) of the 1989 Class A Certificates


By: /S/ Chase Manhattan Bank Trust Co. of California
    ------------------------------------------------
Name:
      --------------------------
Title:
      --------------------------

Consented and agreed to as of
the date first written above:

BANKERS TRUST COMPANY,

as the holder of $13,000,000 (14.28%) of the 1989-A Class A Certificates


By:  /S/ Bankers Trust Company
     -------------------------
Name:
      -----------------------------
Title:
      -----------------------------

Consented and agreed to as of
the date first written above:

THE BANK OF NEW YORK,

as the holder of $5,000,000 (5.49%) of the 1989-A Class A Certificates


By:  /S/ The Bank of New York
     ------------------------
Name:
      -----------------------------
Title:
      -----------------------------

Consented and agreed to as of
the date first written above:

CHASE MANHATTAN BANK,

as the holder of 4.95% of the 1989-A Class A Certificates


By:  /S/ Chase Manhattan Bank
     ------------------------
Name:
      -----------------------------
Title:
      -----------------------------

Consented and agreed to as of
the date first written above:

By:  MANUFACTURED HOUSING RESIDUAL INTEREST TRUST 1991-1,

as the holder of 100% of the 1989-A Class B Certificates

               By:  WILMINGTON TRUST COMPANY,
                    as Trustee


                    By:  /S/ Wilmington Trust Company
                         ----------------------------
                    Name:
                          ----------------------
                    Title:
                          ----------------------

Consented and agreed to as of
the date first written above:

By:  MANUFACTURED HOUSING RESIDUAL INTEREST TRUST 1991-1,

as the holder of 100% of the 1989-A Class C Certificates

               By:  WILMINGTON TRUST COMPANY,
                    as Trustee


                    By:  /S/ Wilmington Trust Company
                         ----------------------------
                    Name:
                          ----------------------
                    Title:
                          ----------------------

Consented and agreed to as of
the date first written above:

By:  MANUFACTURED HOUSING RESIDUAL INTEREST TRUST 1991-1,

as the holder of 100% of the 1989-A Class D Certificates

               By:  WILMINGTON TRUST COMPANY,
                    as Trustee


                    By:  /S/ Wilmington Trust Company
                         ----------------------------
                    Name:
                          ----------------------
                    Title:
                          ----------------------

                                  SCHEDULE I

                          LIST OF CONSENTING PARTIES


    SHORT        REGISTRANT             TRUSTEE            CERTIFICATEHOLDERS     RATING AGENCIES         SURETY BOND
    NAME
--------------------------------------------------------------------------------------------------------------------------
   ABS-1    Merrill Lynch      The First National Bank of      Consent Not      Moody's Investors       MBIA Insurance
            Mortgage           Chicago                          Required        Service, Inc.           Corporation
            Investors, Inc.                                                     ("Moody's")             ("MBIA")
            ("Merrill Lynch")
                                                                                Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-2    Merrill Lynch      The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-3    Merrill Lynch      Sumitomo Bank of New York       Consent Not      Moody's                 MBIA
                               Trust Company                    Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-4    Merrill Lynch      The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-5    Merrill Lynch      The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-6    Merrill Lynch      The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-7    Merrill Lynch      The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-8    Merrill Lynch      The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-9    Merrill Lynch      The First National Bank of      Consent Not      Standard & Poor's             N/A
                               Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   ABS-10   Merrill Lynch      The First National Bank of      Consent Not      Standard & Poor's             N/A
                               Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   ABS-11   Merrill Lynch      The First National Bank of      Consent Not      Standard & Poor's             N/A
                               Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   ABS-12   Security Pacific   The First National Bank of      Consent Not      Standard & Poor's             N/A
            Acceptance Corp.   Chicago                          Required
            ("SPAC")
--------------------------------------------------------------------------------------------------------------------------
   ABS-13   SPAC               The First National Bank of      Consent Not      Standard & Poor's             N/A
                               Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   ABS-14   SPAC               The First National Bank of      Consent Not      Standard & Poor's             N/A
                               Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   ABS-15   SPAC               The First National Bank of      Consent Not      Standard & Poor's             N/A
                               Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   ABS-16   SPAC               The First National Bank of      Consent Not      Standard & Poor's             N/A
                               Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   ABS-17   SPAC               The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   ABS-18   Greenwich          The First National Bank of      Consent Not      Fitch IBCA, Inc.              N/A
            Capital            Chicago                          Required        ("Fitch")
            Acceptance, Inc.                                                    Moody's
--------------------------------------------------------------------------------------------------------------------------



                                 Schedule I-1


    SHORT        REGISTRANT             TRUSTEE            CERTIFICATEHOLDERS     RATING AGENCIES         SURETY BOND
    NAME
--------------------------------------------------------------------------------------------------------------------------
   ABS-19   Bank of America,   The First National Bank of      Consent Not      Fitch                         N/A
            NT&SA              Chicago                          Required        Moody's

            Bank of America,
            FSB
--------------------------------------------------------------------------------------------------------------------------
   ABS-20   Bank of America,   The First National Bank of      Consent Not      Fitch                         N/A
            FSB                Chicago                          Required        Moody's
--------------------------------------------------------------------------------------------------------------------------
   ABS-21   Bank of America,   The First National Bank of      Consent Not      Fitch                         N/A
            FSB                Chicago                          Required        Moody's
           ---------------------------------------------------------------------------------------------------------------
   ABS-22   Bank of America,      Consent Not Required         Consent Not      Fitch                         N/A
            NT&SA                                               Required        Moody's
            Bank of America,
            FSB
--------------------------------------------------------------------------------------------------------------------------
   CENT-    Merrill Lynch         Consent Not Required         Consent Not       Consent Not Required         N/A
     1                                                          Required
--------------------------------------------------------------------------------------------------------------------------
   CENT-    Merrill Lynch      The First National Bank of      Consent Not       Consent Not Required         N/A
     2                         Chicago                          Required
--------------------------------------------------------------------------------------------------------------------------
   PRU-1    SPAC               The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
   PRU-2    SPAC               The First National Bank of      Consent Not      Moody's                 MBIA
                               Chicago                          Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
    RTC        Consent Not     Bankers Trust Company of        Consent Not      Moody's                       N/A
    MH-1         Required      California, N.A.                 Required        Standard & Poor's
--------------------------------------------------------------------------------------------------------------------------
    AVAC    DLJ Mortgage       U.S. Bank Trust National        Consent Not      Duff & Phelps Credit          N/A
            Capital, Inc.      Association                      Required        Rating Company
--------------------------------------------------------------------------------------------------------------------------
   HOFCA       Consent Not        Consent Not Required.    Class R               Consent Not Required         N/A
                 Required                                  Certificateholders
--------------------------------------------------------------------------------------------------------------------------
    WE-        Consent Not     Wilmington Trust Company        Consent Not       Consent Not Required   MBIA
    SAV          Required                                       Required
    RES
--------------------------------------------------------------------------------------------------------------------------
    WE-        Consent Not        Consent Not Required     66 2/3% of each       Consent Not Required         N/A
   SAV-1         Required                                  class of
                                                           Certificateholders
--------------------------------------------------------------------------------------------------------------------------
    WE-        Consent Not        Consent Not Required     66 2/3% of each                                    N/A
   SAV-2         Required                                  class of
                                                           Certificateholders
--------------------------------------------------------------------------------------------------------------------------
    WE-        Consent Not        Consent Not Required     66 2/3% of each       Consent Not Required         N/A
   SAV-4         Required                                  class of
                                                           Certificateholders
--------------------------------------------------------------------------------------------------------------------------
    WE-        Consent Not        Consent Not Required     66 2/3% of each       Consent Not Required         N/A
   SAV-5         Required                                  class of
                                                           Certificateholders
--------------------------------------------------------------------------------------------------------------------------
    WE-        Consent Not        Consent Not Required     66 2/3% of each       Consent Not Required         N/A
   SAV-6         Required                                  class of
                                                           Certificateholders
--------------------------------------------------------------------------------------------------------------------------
    US      Nations Credit        Consent Not Required         Consent Not       Consent Not Required         N/A
   WEST                                                        Required
--------------------------------------------------------------------------------------------------------------------------



                                 Schedule I-2

                                 SCHEDULE II

                            POOLING AND SERVICING,
                          ADMINISTRATIVE AGENCY AND
                           SUBSERVICING AGREEMENTS


1. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1988J, dated as of September 1, 1988 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

2. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1988P, dated as of December 1, 1988 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

3. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1989C, dated as of May 1, 1989 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and Sumitomo Bank of New York Company, as Trustee.

4. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1989E, dated as of September 1, 1989 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

5. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1989G, dated as of November 1, 1989 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

6. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1990A, dated as of March 1, 1990 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

7. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1990C, dated as of June 1, 1990 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

8. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1990F, dated as of September 1, 1990 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

9. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1990H, dated as of December 1, 1990 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer, Security Pacific Acceptance Corp. and The First National Bank of Chicago, as Trustee.

10. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1991A, dated as of March 1, 1991 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer, Security Pacific Acceptance Corp. and The First National Bank of Chicago, as Trustee.

11. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1991C, dated as of June 1, 1991 between Merrill Lynch Mortgage Investors, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer, Security Pacific Acceptance Corp. and The First National Bank of Chicago, as Trustee.


                                 Schedule II-1

12. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1991-2, dated as of September 1, 1991 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

13. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1991-3, dated as of December 1, 1991 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

14. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1992-1, dated as of March 1, 1992 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

15. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1992-2, dated as of June 1, 1992 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

16. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1992-3, dated as of October 1, 1992 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

17. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-1, dated as of May 1, 1995 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, a Division of Bank of America, FSB, Contract Seller and Servicer, Security Pacific Housing Services, Inc., as Contract Seller and The First National Bank of Chicago, as Trustee.

18. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1, dated as of November 1, 1995 between Greenwich Capital Acceptance, Inc., as Depositor, BankAmerica Housing Services, a Division of Bank of America, FSB, as Servicer and The First National Bank of Chicago, as Trustee.

19. Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates, Series 1996-1, dated as of June 1, 1996 between Bank of America National Trust and Savings Association, as Contractor Seller, BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.

20. Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates, Series 1997-1, dated as of July 1, 1997 between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.

21. Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2, dated as of November 1, 1997 between Bank of America, FSB, acting through its division, BankAmerica housing Services, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.


                                 Schedule II-2

22. Pooling and Servicing Agreement relating to BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates, Series 1998-1, dated as of March 1, 1998 between Bank of America National Trust and Savings Association, as Contract Seller, Bank of America, FSB, acting through its division, BankAmerica housing Services, as Contract Seller and Servicer and The First National Bank of Chicago, as Trustee.

23. Pooling and Servicing Agreement relating to ML-Manufactured Housing Contract Pass-Through Certificates, Series 1991-1, dated as of October 1, 1991 between Merrill Lynch Mortgage Capital, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

24. Pooling and Servicing Agreement relating to ML-Manufactured Housing Contract Pass-Through Certificates, Series 1991-2, dated as of November 1, 1991 between Merrill Lynch Mortgage Capital, Inc., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

25. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Pass-Through Certificates, Series 1990-1, dated as of September 1, 1990 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

26. Pooling and Servicing Agreement relating to Security Pacific Acceptance Corp. Manufactured Housing Contract Pass-Through Certificates, Series 1991-1, dated as of May 1, 1991 between Security Pacific Acceptance Corp., as Seller, Security Pacific Housing Services, Inc., as Servicer and The First National Bank of Chicago, as Trustee.

27. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, Series 1992-MH1, dated as of January 1, 1992 between Resolution Trust Corporation, as receiver or conservator of each of the Depository Institutions identified herein, as Seller, Security Pacific Housing Services, Inc., as Servicer and Bankers Trust Company of California, as Trustee.

28. Master Sale and Servicing Agreement, dated as of June 9, 1988 between., Security Pacific Housing Services, Inc., as Seller and Servicer and U.S. West Financial Services, Inc., as Buyer.

29. Pooling and Servicing Agreement relating to Manufactured Home Loan Backed Securities, Series 1992 MH-1, dated as of April 30, 1992 between DLJ Mortgage Capital, Inc., as Depositor, Gruntal Financial Corporation, All Valley Acceptance Company, as Contract Seller, Security Pacific Housing Services, Inc., as Servicer and First Trust National Association, as Trustee.

30. Pooling and Servicing Agreement relating to Manufactured Housing Contract Pass-Through Certificates, 10.15% Pass-Through Rate, Series 1988-A, dated as of November 1, 1988 between Home Owners Federal Savings and Loan Association, as Seller, Home Owners Funding Corp. of America, as Servicer and Bankers Trust Company, not in its individual capacity but solely as Trustee.

31. Administrative Agency Agreement, dated as of August 22, 1991 between., Security Pacific Housing Services, Inc., as Issuer's Agent and Manufactured Housing Residual Interest Trust, 1991-1, a business trust established under the laws of the State of Delaware (the "Trust" or "Issuer").

32. Pooling and Servicing Agreement relating to Manufactured Housing Contracts Senior/Subordinate Pass-Through Certificates, 10.20% Pass-Through Rate, Series 1987-1, dated as of December 1, 1987 between Western Savings and Loan Association, as Originator of the Trust and Servicer and Bankers Trust (Delaware), not in its individual capacity but solely as Trustee.

33. Pooling and Servicing Agreement relating to Manufactured Housing Contracts Senior/Subordinate Pass-Through Certificates, 9.40%
    Pass-Through Rate, Series 1988-1, dated as of March 1, 1988 between Western Savings and Loan Association, as Originator of the Trust and Servicer and Bankers Trust (Delaware), not in its individual capacity but solely as Trustee.

                                 Schedule II-3

34. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, 9.85% Pass-Through Rate, Series 1988R, dated as of September 1, 1988 between Merrill Lynch Mortgage Investors, Inc., as Seller and Western Savings and Loan Association, as Servicer.

35. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, 10.00% Remittance Rate, Series 1988U, dated as of December 1, 1988 between Merrill Lynch Mortgage Investors, Inc., as Seller and Western Savings and Loan Association, as Servicer.

36. Pooling and Servicing Agreement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, 10.25% Remittance Rate, Series 1989A, dated as of March 1, 1989 between Merrill Lynch Mortgage Investors, Inc., as Seller and Western Savings and Loan Association, as Servicer.




                                 Schedule II-4

                                  EXHIBIT A

                    FORM OF OPINION OF COUNSEL OF ASSIGNEE

                              September 30, 1998

[Schedule of Consenting Parties]
Bank of America, FSB

     Reference is made to that certain Assignment and Assumption Agreement, dated as of September 30, 1998, by and between Bank of America, FSB, acting through its division, BankAmerica Housing Services as assignor ("Assignor") and GreenPoint Credit Corp., a Delaware Corporation as assignee ("Assignee").

     (1)   The Assignee is duly organized as a corporation and is validly
existing and in good standing under the laws [     ].

     (2) The Assignee has all requisite corporate power and authority to own, lease and operate its properties, and to carry on its business as now being conducted.

     (3) The Assignee has the corporate power and authority to enter into and perform its duties under the Agreement and the Pooling and Servicing Agreement.

     (4) The Agreement has been duly executed and delivered by the Assignee. Each of the Agreement and the Pooling and Servicing Agreement has been duly authorized by the Assignee and each constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its respective terms except that the enforceability thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws now or hereafter in effect relating to creditors' rights and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (5) Neither the execution and delivery of either the Agreement or the assumption by the Assignee of the obligations of the Assignor under the Pooling and Servicing Agreement nor the consummation of the transactions contemplated by the Agreement or the Pooling and Servicing Agreement, or the fulfillment of any of the terms contemplated in the Agreement or the Pooling and Servicing Agreement, (a) will conflict with or result in any violation of any term or provision of the Articles of Incorporation or By-Laws of the Assignee, (b) will not conflict with, result in a breach, violation or acceleration of any the terms of, or constitute a default under, any material agreement or instrument to which the Assignee is a party or to which its assets is subject, and (c) will not conflict with or result in any violation of any term or provision of any order known to us of any court or administrative agency entered in any proceeding to which the Assignee is a party or by which it may be bound or to which it may be subject.

     (6) No approval, authorization, consent, order, registration, qualification, license or permit of, or designation, declaration or filing with, any governmental authority or California, [Assignee's state of incorporation] or Federal court is required on the part of the Assignee in connection with the execution, delivery and performance by the Assignee of either the


                                  EXHIBIT A-1

Agreement, or the Pooling and Servicing Agreement except for consents, approvals, authorizations, registrations, and qualifications as have been obtained and as such filings as have been made.

     (7) There are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal to which the Assignee is a party or is threatened to be made a party, (a) asserting the invalidity of either the Agreement or the Pooling and Servicing Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by the Assignee, or (c) which might materially and adversely affect the performance by the Assignee of its obligations under, or the validity or enforceability of, either the Agreement or the Pooling and Servicing Agreement.

     (8) Neither the consummation by the Assignee of any of the transactions contemplated by, or the fulfillment of the terms of either the Agreement or the Pooling and Servicing Agreement, will result in any violation by the Assignee, of any statute, law or regulation of the State of California, [Assignee's state of incorporation] or of the Federal government.


                                  EXHIBIT A-2